EXHIBIT 10(au)



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                        Digital Broadcasting Site System


                            Site Operations Agreement


                                      With

                        Barnes & Noble College Bookstores

     AGREEMENT made this 20th day of May 1999, by and between Barnes & Noble College Bookstores ("BNCB") and DistributedMedia.com Incorporated ("DMC").

     WHEREAS, DMC is in the business of providing a system which integrates various patent pending technologies to deliver site-selected audio programming, broadcast advertising and on-wall billboard advertising, known as the Digital Broadcast Site system ("DBS"); and

     WHEREAS, BNCB wishes DMC to install a DBS system or systems in its place or places of business, identified on Exhibit A, attached hereto (the "Premises").

     NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the parties hereto do hereby agree as follows:

     1. Term. The Term of this agreement shall commence on the date hereof and end 60 days after the end of the test period. The Term of this agreement shall automatically renew itself for successive five (5) year periods thereafter, unless terminated by BNCB by provision to DMC of written notice of its intention not to renew this agreement, not later than 30 days prior to the expiration of the then current term. The test period shall continue until a charter advertiser (or equivalent) is signed for audio and billboard advertising or when parties agree that the test period has been satisfied.

     2. Digital Music System.

          a. License. DMC hereby grants to BNCB a revocable license to use, throughout the Term hereof and in the manner set forth herein, three hundred (300) DBS systems and such additional systems as will be necessary to outfit all seventy-five (75) stores as and when approved by BNCB and DMC.

          b. Installation; Equipment ownership. DMC shall, at its sole cost and expense, install the DBS Equipment in the Premises, in locations selected by BNCB and reasonably approved by DMC. The DBS Equipment shall at all times remain the sole and exclusive property of DMC. BNCB shall execute and permit DMC to file any financing statement or other documentation necessary to preserve or perfect DMC's ownership of the DBS Equipment. BNCB shall not attempt to transfer, sell, lien, pledge or encumber the DBS Equipment. BNCB shall not move the DBS Equipment without the prior written consent of DMC. Upon the expiration or earlier termination hereof, BNCB shall immediately provide DMC access to the Premises or subsequent location of the DBS Equipment in order to remove same.

          c. Maintenance. DMC will maintain, service and replace all components of the DBS system throughout the Term hereof at its sole cost and expense.

     3. Advertising Revenue Participation. DMC shall pay to BNCB twenty-five per cent (25%) of the gross revenues, which DMC receives from advertising sponsors, which is attributable to the Premises' participation as a DBS site. DMC shall pay such percentage of advertising revenue to BNCB quarterly, in arrears.

     4. Programming

          a. Music Selection: DMC will provide music to each DBS system during the hours of BNCB's normal business operations during the Term of this agreement at no cost to BNCB. BNCB may select its preferences of music categories from those set forth on Exhibit C, attached hereto. Throughout the Term hereof, DMC will reasonably incorporate BNCB's preferences through regular updates of the musical programming.

     5. Advertising.

     A. Audio Advertising. DMC will play audio advertising spots throughout each programming day.

     B. BNCB will have the use of two (2) audio spots per zone.

     C. BNCB and DMC will agree on guidelines for all advertising.

     6. Demographics. Throughout the term of this agreement, BNCB will, upon request, provide to DMC reasonably detailed information concerning the typical number of its customers and clientele in each store each day.

     7. Notices. All notices hereunder shall be made by first class mail, national overnight delivery service, telecopier or hand-delivery to the following addresses:

To DMC:
                  DistributedMedia.com, Incorporated
                  One Dock Street
                  Stamford, CT. 06902
                  Attn: James McManus, President and Chief Executive Officer

         With a copy to:

                  Lev, Berlin & Dale, P.C.
                  535 Connecticut Avenue
                  Norwalk, CT. 06854
                  Attn. Duane L. Berlin, Esq.

         To: BNCB:

                  ________________________________

                  ________________________________

                  ________________________________

                  ________________________________

         With a copy to:

                  ________________________________

                  ________________________________

                  ________________________________

                  ________________________________



     8. Integration;Disclaimers.

     A. A. Sole Agreement: This agreement constitutes the sole and exclusive understanding of the parties with respect to the subject matter hereof.

     B. No Warranties; Waiver of Claims: BNCB hereby acknowledges that DMC has made no representation or warranty, express or implied, except as specifically set forth herein. BNCB hereby releases and holds DMC, its affiliates, BNCBs, employees and agents harmless from and against any loss, claim, liability or damage relating or with regard to the transactions contemplated by or discussed herein other than those caused by DMC's willful misconduct and in all events waives any claim for lost profits or other consequential damages in this connection.

     C. The ability to page through the DBS is specifically not certified for emergency use, and BNCB indemnifies DMC against any claims arising from the use of the DBS system in emergency situations.

     9. Binding Effect. This agreement shall be binding upon the parties hereto, their heirs, successors and assigns.

     10. Governing Law. This agreement shall be governed by the laws of the State of Connecticut, without giving effect to principles of conflicts of law.

     11. This agreement shall be exclusive to BNCB. DMC shall not enter into a marketing agreement with any other competitor in the college bookstore market. This exclusivity will expire after twelve (12) months if DMC has not concluded a similar deal with Barnes & Noble.

     12. DMC will consult with BNCB to coordinate any other DMC installations in BNCB client schools.



                                    DistributedMedia.com, Incorporated


                                    _________________________________
                                    By: James McManus

                                    Its: President and Chief Executive Officer


                                    Barnes & Noble College Bookstores

                                    _________________________________

                                    By:  ____________________________

                                    Its:   __________________________

                                    Exhibit A
                                  The Premises

                                    Exhibit B
                                Music Categories


1         Acoustic Guitar
2         All Time Favorites
3         Broadway Favorites
4         Caribbean
5         Classical
6         Classical, Light
7         Contemporary Hits
8         Contemporary, Adult 45+
9         Contemporary, Adult, Hot
10        Contemporary, Adult, Mainstream
11        Country, Classic
12        Country, Hits
13        Dance
14        Dixieland
15        Easy Listening Mix
16        Ethereal / Ambient
17        Exotic
18        Futuristic / Space
19        Great Movie Themes
20        Hip Hop
21        Inspirational
22        Instrumental
23        Jazz
24        Jazz, Light
25        New Age
26        Piano Selections
27        Rhythm & Blues
28        Rhythm & Blues, Classics
29        Rock, Alternative
30        Rock, Classic
31        Rock, Hard
32        Rock, Soft
33        Romantic
34        Site Favorites
35        Sophisticated
36        Top 40
37        Upbeat

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     This letter, when signed by Barnes & Noble College Bookstores (BNCB) and
DistributedMedia.com (DMC), will modify the Site Operations Agreement dated May 20, 1999.

     DMC agrees to increase the Advertising Revenue Participation in Paragraph 3 of the referenced agreement in the following manner:

     DMC shall increase by 5% of Gross Revenues, the Advertising Revenue Participation for each of the two (2) spots that BNCB does not reserve in advance. The lead-time for reservation will be worked out between BNCB and DMC based on operating practicality.



                                    DistributedMedia.com, Incorporated


                                    _________________________________
                                    By: James McManus

                                    Its: President and Chief Executive Officer



                                    Barnes & Noble College Bookstores

                                    _________________________________

                                    By:  ____________________________

                                    Its:   __________________________